                                                                    EXHIBIT 99.2



                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


In connection with the filing of Brightpoint, Inc.'s (the "Company") Annual Report on Form 10-K for the year ending December 31, 2002 (the "Report"), I, Robert J. Laikin, the Chairman of the Board and the Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002, that:

           (1)       The Report fully complies with the requirements of
                     Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

           (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.




                                          /s/ Robert J. Laikin
                                          -------------------------------
                                          Robert J. Laikin
                                          Chairman of the Board and
                                          Chief Executive Officer

Date:  March 28, 2003